UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 1, 2006

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

000-18911	81-0519541
(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop Kalispell, Montana	59901
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          On August 31, 2006, Glacier Bancorp, Inc. (NASDAQ “GBCI”) announced the completion of the acquisition of First National Bank of Morgan (“FNBM”).  FNBM is a national banking association with approximately $70 million in assets and operates its main office and one branch office in Morgan County, Utah.

          A copy of the press release is attached as Exhibit 99 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	(99)	Press Release dated August 31, 2006 issued by Glacier Bancorp, Inc. announcing the completion of the acquisition of First National Bank of Morgan.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2006	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick

Michael J. Blodnick
President & Chief Executive Officer